Annex A-1

May 6, 2009 Amended and Restated Warrant

Annex A-2

June 3, 2009 Amended and Restated Warrant

Annex B-1

New Warrant to Purchase 40,000,000 Shares

PLATINUM STUDIOS, INC.

By:

Brian Altounian

Chief Operating Officer

(Date)

_______________________________________ (Title)

Signed in the presence of:

Annex B-2

New Warrant to Purchase $3,750,000 in Shares

AMENDMENT OF PROMISSORY NOTES

This Amendment of Promissory Notes (this "Amendment") is entered into as of October 22, 2010, by and among **PLATINUM STUDIOS, INC., a California corporation** (the "**Company**"), **and** SCOTT ROSENBERG ("Rosenberg"). Initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the respective Loan and Security Documents, as defined and referred to below.

PRELIMINARY STATEMENTS

A. The Company and Rosenberg are parties to that certain Credit Agreement, dated as of May 6, 2009 (as amended, restated, supplemented or otherwise modified from time to time the "Credit Agreement") pursuant to which, among other things, Rosenberg, in his capacity as "Lender" thereunder, made certain Loans to the Company, which Loans are evidenced by Notes issued by the Company to Rosenberg.

B. The Obligations are secured, pursuant to the terms of that certain Security Agreement, between the Company and Rosenberg, dated as of May 6, 2009 (the "Security Agreement" and, together with the Credit Agreement and all other "Loan Documents" (as defined in the Security Agreement), the "Loan and Security Documents"), by first priority liens that have been duly perfected by the filing of UCC-1 financing statements against the Company in the appropriate filing office, the recording of a copyright security agreement against all registered copyrights constituting Collateral, the recording of a trademark security agreement against all Trademarks and Trademark Intellectual Property Licenses, and by the taking of such other appropriate actions under the UCC (as defined below) and other applicable laws.

C. Subject to the terms and conditions set forth below, the Company has requested that Rosenberg agree to extend the maturity date on the Notes, and subject to the terms and conditions set forth below and in consideration for the issuance by the Company of the New Warrants, an increase in the intellectual property ownership rights of Rosenberg (defined below) and as noted in the "Intellectual Property Rights Assignment," executed contemporaneously with this Amendment, and the amendment and restatement of the Existing Warrants (defined below), Rosenberg is willing to do so.

NOW, THEREFORE, in consideration of the foregoing and of the agreements, promises and covenants set forth below, the parties hereto agree as follows:

AGREEMENT

1. INCORPORATION OF PRELIMINARY STATEMENTS. The preliminary statements set forth above are hereby incorporated into this Agreement as accurate and complete statements of fact.

2. <u>AMENDMENT OF NOTES</u>. Commencing on the Effective Date (defined below), Rosenberg and the Company hereby agree that:

(a) Section 2 of the Promissory Note issued to Rosenberg by the Company on May 6, 2009 (as amended) with a principal amount of $2,000,000 (the "First May Note") shall be amended to provide that such Promissory Note shall be due and payable on May 6, 2011;

(b) Section 2 of the Promissory Note issued to Rosenberg by the Company on May 6, 2009 (as amended) with a principal amount of $400,000 (together with the First May Note, the "May Notes") shall be amended to provide that such Promissory Note shall be due and payable on May 6, 2011;

(c) Section 2 of the Promissory Note issued to Rosenberg by the Company on June 3, 2009 with a principal amount of $225,000 (the "First June Note") shall be amended to provide that such Promissory Note shall be due and payable on June 3, 2011; and

(d) Section 2 of the Promissory Note issued to Rosenberg by the Company on June 3, 2009 with a principal amount of $1,125,000 (together with the First June Note, the "June Notes") shall be amended to provide that such Promissory Note shall be due and payable on June 3, 2011.

(e) Section 7(b)(ii)(3) of each of the May Notes and each of the June Notes shall be amended to read as follows:

> (3) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to Maker or the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (including a change resulting from the anti-dilution provisions of such Options or Convertible Securities), the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that (A) such recomputed Conversion Price shall not exceed the Conversion Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock, and (B) the Conversion Price shall not be increased as a result of any such recomputation otherwise required by this paragraph if such increase would occur after the twelve (12) month anniversary of the date on which the Options or Convertible Securities were initially issued.

(f) Section 7(b)(ii)(4) of each of the May Notes and each of the June Notes shall be amended to read as follows:

> (4) Except as provided in Section 7(b)(iii), upon the expiration of any such Options or Convertible Securities, the Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

(g) Section 7(b)(iii) of each of the May Notes shall be amended to read as follows:

> (iii) Adjustment of Conversion Price for Dilutive Issuances. If after the date hereof, the Maker sells or issues one or more Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(b)(ii)) (x) for a price-per-share less than the Conversion Price in effect immediately prior to such issuance and (y) the sum of the gross consideration received by the Maker (or deemed to be received by the Maker) for all sales of Additional Shares of Common Stock at a price-per-share less than the Conversion Price in effect on the date of such sale is greater than $200,000, then the Conversion Price shall be reduced to a price equal to the lowest price-per-share price at which any Additional Shares of Common Stock were sold (or deemed to have been sold) by the Company after the date hereof.

(h) Section 7(b)(iii) of each of the June Notes shall be amended to read as follows:

> (iii) Adjustment of Conversion Price for Dilutive Issuances. If after the date hereof, the Company sells or issues one or more Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(b)(ii) (x) for a price-per-share less than the Conversion Price (as adjusted for stock splits, share dividends, recapitalizations and the like) and (y) the sum of the gross consideration received by the Company (or deemed to be received by the Company) after the date hereof for all sales of Additional Shares of Common Stock at a price-per-share less than $0.048 per share (as adjusted for stock splits, share dividends, recapitalizations and the like) is greater than $200,000, then, following the sale or issue of one or more Additional Shares of Common Stock for a price-per-share less than the Conversion Price after the two foregoing conditions have been satisfied, the Conversion Price shall be reduced to the lowest price-per-share price at which any Additional Shares of Common Stock were sold (or deemed to have been sold) by the Company after the date on which such conditions were met.

(i) Section 7(b)(v)(4) of each of the May Notes and each of the June Notes shall be amended to read as follows:

> (4) *Recapitalizations and Reorganizations*. In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 7(b)), or the fixing of any record date for determination of holders of Common Stock affected by such recapitalization or reorganization, provision shall be made so that Holder shall be entitled to receive, upon conversion hereof, the type and number of shares of stock or other securities or property of Maker or otherwise that it would have received had this Note been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7(b) with respect to the rights of Holder. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7(b) to the end that the provisions of this Section 7(b) shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(l) Section 7(f) of each of the May Notes and each of the June Notes shall be amended to read as follows:

> (f) No Impairment. Without obtaining such consent of Holder, Maker will not, by amendment of its Articles of Incorporation or through any reorganization, transfer or sale of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid, seek to avoid or permit the avoidance of the observance or performance of any of the terms to be observed or performed hereunder by Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7(f) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder against impairment.

3. INTEREST RATE. The Company and Rosenberg hereby agree that the interest rate on each of the May Notes and each of the June Notes shall be accrued on and after the original dates of expiration for each of the May Notes and the June Notes at a fixed rate per annum equal to ten percent (10%). Interest shall be computed in the manner set for the respective Notes.

4. EFFECTIVE DATE. For the purposes of this Amendment, the "Effective Date" shall be the first date on which each of the following conditions shall have been satisfied:

(a) the Warrant to Purchase Shares issued by the Company to Rosenberg on May 6, 2009 (the "May Warrant") shall be amended and restated in the form attached hereto as Annex A-1 and such May Warrant shall have been executed by the Company and delivered to Rosenberg;

(b) the Warrant to Purchase Shares issued by the Company to Rosenberg on June 3, 2009 (the "June Warrant", together with the May Warrant, the "Existing Warrants") shall be amended and restated in the form attached hereto as Annex A-2 and such June Warrant shall have been executed by the Company and delivered to Rosenberg; and

(c) each of the Warrants to Purchase Shares in the forms attached hereto as Annex B-1 and Annex B-2 (together, the "New Warrants") shall have been executed by the Company and delivered to Rosenberg.

5. NO WAIVER. Notwithstanding anything to the contrary in this Amendment, the execution and delivery by Rosenberg of this Amendment shall not constitute and shall not be deemed to constitute, a waiver of any Default or Event of Default under the Loan and Security Documents, or a waiver of any of the rights and remedies provided thereunder, under law, at equity or otherwise.

6. NO AMENDMENT OR GENERAL WAIVER. This Amendment shall be limited solely to the matters expressly set forth herein and, except as expressly provided herein, shall not (a) constitute an amendment, modification or waiver of, or a forbearance with respect to, any other term or condition of any Loan and Security Document, (b) prejudice, restrict or affect any right or rights which Rosenberg may now have or may have in the future under or in connection with the Loan and Security Documents, or (c) require Rosenberg to agree to a similar amendment or a waiver or forbearance on a future occasion.

7. CONTINUED ENFORCEABILITY OF NOTE DOCUMENTS; WAIVERS. The Company expressly represents, acknowledges and agrees that the Loan and Security Documents to which it is a party are valid and enforceable by Rosenberg against it, and except to the extent provided otherwise by this Amendment, expressly reaffirms each of its Obligations under each Loan and Security Document to which it is a party. The Company further expressly acknowledge and agree that Rosenberg has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral (except as otherwise provided in the Loan and Security Documents). Each of the Company and the other Company Parties agrees that it shall not dispute the validity or enforceability of the Loan and Security Documents or any of its Obligations thereunder, or the validity, priority, enforceability or extent of Rosenberg's security interest in or lien against any item of Collateral. Rosenberg's failure, in connection with this Amendment or at any time or times

hereafter, to require strict performance by the Company of any provision or term of any Loan and Security Document shall not waive, affect or diminish any right of Rosenberg thereafter to demand strict compliance and performance therewith.

8. NOTICES. All notices, requests, demands and other communications which are required or may be given under this Amendment shall be given in accordance with Section 10.1 of the Credit Agreement.

9. SOLE BENEFIT OF PARTIES. This Amendment (including each Annex hereto) is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit or interest under or because of the existence of this Amendment.

10. LIMITATION ON RELATIONSHIP BETWEEN PARTIES. The relationship of Rosenberg, on the one hand, and the Company, on the other hand, with respect to the Loan and Security Documents, has been and shall continue to be, at all times, that of creditor and debtor. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith, the Loan and Security Documents shall be deemed or construed to create a fiduciary relationship among any of the parties hereto.

11. NO ADVERSE CONSTRUCTION. Neither this Amendment nor any of the Loan and Security Documents shall be construed more strictly against Rosenberg merely by virtue of the fact that the same have been prepared by Rosenberg or his counsel, it being recognized that the Company and its counsel have contributed substantially and materially to the preparation of this Amendment and the Loan and Security Documents.

12. NO ASSIGNMENT. This Amendment (including each Annex hereto) shall not be assignable by the Company, or any one of them, without the prior written consent of Rosenberg. Rosenberg may assign to one or more Persons all or any part of, or any participation interest in, Rosenberg's rights and benefits hereunder in accordance with the Credit Agreement.

13. ENTIRE AGREEMENT; MISCELLANEOUS. This Amendment constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, oral or written, with respect thereto. The section and subsection titles contained in this Agreement are included for the sake of convenience only, and shall not affect the meaning or interpretation of this Agreement, the Credit Agreement or any other Loan and Security Documents or any provisions hereof or thereof.

14. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan and Security Documents, the terms and provisions of this Amendment shall govern. In all other respects, the Loan and Security Documents shall remain in full force and effect.

15. <u>No Oral Modification</u>. Neither this Amendment nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Amendment. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

16. <u>Severability</u>. In the event any one or more of the provisions contained in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

17. <u>GOVERNING LAW; ENTIRE AGREEMENT</u>. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND INTENDED TO BE PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

18. <u>COUNTERPARTS</u>. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile signatures shall for all purposes be treated and considered as original signatures hereto, which shall fully bind the signatories hereto.

19. <u>INTELLECTUAL PROPERTY RIGHTS</u>. As described in the Security Agreement, Rosenberg, as Lender, has debt collateralized by 100% of the Company's assets, including 100% of the Company's intellectual property, for repayment of loans originally due in May and June of 2010. In consideration of the one-year extension of the due dates of these loans, Rosenberg has consented to and is accepting the present and future grant from Company to Rosenberg by assignment of co-ownership of the Company's "Intellectual Property," currently owned and hereafter created or acquired, excluding certain "Excluded Intellectual Property," as more fully described in the Intellectual Property Rights Assignment made between the parties as of October 22, 2010. Company's ownership share of the Intellectual Property not so granted and assigned shall remain part of Collateral described in the Loan and Security Documents. Rosenberg shall be entitled to keep and receive 25% of all gross revenues derived from the Co-Owned Intellectual Property, as more fully described in the Intellectual Property Rights Assignment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Promissory Notes as of the date first written above.

THE COMPANY:

PLATINUM STUDIOS, INC.

By:____________________________________

Name:
Title:

ROSENBERG:

____

Scott Rosenberg

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after

May 6, 2019

AMENDED AND RESTATED

WARRANT TO PURCHASE SHARES

This Warrant is issued to SCOTT ROSENBERG ("**Holder**") by PLATINUM STUDIOS, INC., a California corporation ("**Company**"), in connection with Company's issuance to the holder of this Warrant of two secured Promissory Notes and an Unsecured Promissory Note.

1. **Purchase of Shares**. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of Company (or at such other place as Company shall notify the holder hereof in writing), to purchase from Company up to the number of fully paid and non-assessable Shares (as defined below).

2. **Definitions**.

(a) Exercise Price. The exercise price per Share shall be $0.048 (such price, as adjusted from time to time, is herein referred to as the "**Exercise Price**").

(b) Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the expiration of this Warrant pursuant to Section 13 hereof.

(c) The Shares. The term "**Shares**" shall mean 25,000,000 shares of the common stock of Company ("**Common Stock**").

3. **Method of Exercise**. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a notice of exercise to the Secretary of Company at its principal offices; and

(ii) the payment to Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. **Net Exercise**. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of Company together with notice of such election, in which event Company shall issue to the holder hereof a number of Shares computed using the following formula:

$$X = \frac{Y(A - B)}{A}$$

Where

X -- The number of Shares to be issued to the holder of this Warrant.

Y -- The number of Shares which the holder has elected to purchase by exercising this Warrant.

A -- The fair market value of one share of Common Stock on the date on which this Warrant is exercised.

B -- The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in The Wall Street Journal for the ten (10) trading days immediately preceding the date on which this Warrant is exercised (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that Company could obtain from a willing buyer for Shares sold by Company from authorized but unissued Shares, as such price shall be determined in good faith by Company's Board of Directors.

5. **Certificates for Shares**. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. **Issuance of Shares**. Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. **Adjustment of Exercise Price and Number of Shares**. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Adjustments to Exercise Price for Dilutive Issuances.

(i) **Special Definitions**. For purposes of this Section 7(a), the following definitions shall apply:

(1) "**Additional Shares of Common Stock**" shall mean all shares of Common Stock issued (or, pursuant to Section 7(a)(ii), deemed to be issued) by Company after the date hereof, other than:

(A) shares of Common Stock issued or issuable to officers, directors or employees of, or consultants to, Company pursuant to any stock option plan or agreement or other stock incentive program or agreement approved by the Board of Directors;

(B) shares issuable upon exercise of warrants to purchase shares of Common Stock held by Lender;

(C) shares issued in connection with the acquisition by Company of voting control of, or all or substantially all of the assets of, another business entity if the Holder, in his capacity as a director or shareholder of the Company approves or votes in favor of such transaction; or

(D) shares for which an adjustment is made pursuant to Section 7(a)(v).

(2) "**Options**" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(3) "**Convertible Securities**" shall mean any evidences of indebtedness, shares of Preferred Stock or other securities convertible into or exchangeable for Common Stock.

(ii) **Deemed Issuance of Additional Shares of Common Stock**. In the event Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following provisions shall apply:

(1) The maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common

Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2) Except as provided in Sections 7(a)(ii)(3) and 7(a)(ii)(3), no further adjustment in the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(3) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to Company or the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (including a change resulting from the anti-dilution provisions of such Options or Convertible Securities), the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that (A) such recomputed Exercise Price shall not exceed the Exercise Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock, and (B) the Exercise Price shall not be increased as a result of any such recomputation otherwise required by this paragraph if such increase would occur after the twelve (12) month anniversary of the date on which the Options or Convertible Securities were initially issued.

(4) Except as provided in Sections 7(a)(ii)(3), upon the expiration of any such Options or Convertible Securities, the Exercise Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

(iii) Adjustment of Exercise Price for Dilutive Issuances. If after the date hereof, the Company sells or issues one or more Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(a)(ii)) (x) for a price-per-share less than the Exercise Price in effect immediately prior to such issuance and (y) the sum of the gross consideration received by the Company (or deemed to be received by the Company) for all sales of Additional Shares of Common Stock at a price-per-share less than the Exercise Price in effect on the date of such sale is greater than $200,000, then the Exercise Price shall be reduced to a price equal to the lowest price-per-share price at which any Additional Shares of Common Stock were sold (or deemed to have been sold) by the Company after the date hereof.

(iv) Determination of Consideration. For purposes of this Section 7(a), the consideration received by Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) *Cash and Property*. Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by Company before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by Board of Directors in the good faith exercise of its reasonable business judgment; and

(C) in the event Additional Shares of Common Stock are issued together with other securities or other assets of Company for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by Board of Directors in the good faith exercise of its reasonable business judgment.

(2) *Options and Convertible Securities*. The consideration per share received by Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7(a) relating to Options and Convertible Securities shall be equal to:

(x) the total amount, if any, received or receivable by Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, divided by

(y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v) Other Adjustments to Exercise Price.

(1) *Subdivisions, Combinations or Consolidations of Common Stock*. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, reverse stock split or similar event, into a greater or lesser number of shares of Common Stock after the date hereof, the Exercise Price in effect immediately prior to such subdivision, combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(2) *Common Stock Dividends and Distributions*. If, after the date hereof, Company at any time or from time to time issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, the Exercise Price that is then in effect shall be decreased by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which is the number of shares of Common Stock

issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend or distribution is not paid in full on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 7(a)(v)(2) to reflect the actual payment of such dividend or distribution.

(3) *Other Distributions*. In case Company shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 7(a)), stock or other securities of other persons, evidences of indebtedness issued by Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of Company convertible into or exchangeable for Common Stock), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, then, in each such case, provision shall be made so that Holder shall be entitled to receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company that they would have received had this Warrant been exercised for Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder.

(4) *Recapitalizations and Reorganizations*. In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 7), or the fixing of any record date for determination of holders of Common Stock affected by such recapitalization or reorganization, provision shall be made so that Holder shall be entitled to receive, upon conversion hereof, the type and number of shares of stock or other securities or property of Company or otherwise that it would have received had this Warrant been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 to the end that the provisions of this Section 7 shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 7, Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based including the consideration received for any Additional Shares of Common Stock issued. Company shall, upon the written

request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

(c) Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which Holder would otherwise be entitled, Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of Company.

(d) Notices of Record Date. In the event (i) Company shall take a record of the holders of its capital stock for the purpose of entitling them to receive a dividend or other distribution (other than a cash dividend) or to subscribe for or purchase any shares of stock of any class or to receive any other rights, (ii) of any capital reorganization, reclassification or recapitalization (other than a subdivision or combination of its outstanding shares of Common Stock), or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of Company or any deemed liquidation, then, and in any such case, Company shall cause to be mailed to Holder at the address of record of Holder as set forth on Company's books, at least 20 days prior to the earliest date hereinafter specified, a notice stating the material terms of the proposed transaction and the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of capital stock of record shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up. If any material change in the facts set forth in the written notice shall occur, Company shall promptly give written notice of such material change to Holder.

(e) No Impairment. Without obtaining such consent of Holder, Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer or sale of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid, seek to avoid or permit the avoidance of the observance or performance of any of the terms to be observed or performed hereunder by Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder against impairment.

(f) Reservation of Stock Issuable Upon Conversion. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion in full of all principal and accrued interest hereunder, Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

8. **No Fractional Shares or Scrip**. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. **Representations of Company**. Company represents that all corporate actions on the part of Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. **Restrictive Legend**.

The Shares (unless registered under the Securities Act of 1933, as amended, the "**Act**") shall be stamped or imprinted with a legend in substantially the following form:

> THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

11. **Warrants Transferable**. Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.

12. **Rights of Stockholders**. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13. **Expiration of Warrant; Notice of Certain Events Terminating This Warrant**. This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., California local time, on June 4, 2019.

14. **Notices**. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed:

If to Company:

Platinum Studios, Inc.
2029 S. Westgate Ave
Los Angeles CA 90025
Attn: Board of Directors

with copy, which shall not constitute notice to Company, to:

Dieterich & Mazarei, LP
11300 W. Olympic Blvd., Suite 800
Los Angeles, California 90064
Attn: Christopher H. Dieterich

If to Holder:

Scott Rosenberg
5523 Villawood Circle
Calabasas CA 91302

with copy, which shall not constitute notice to Holder, to:

Manatt, Phelps & Phillips
11355 West Olympic Boulevard
Los Angeles, California 90064
Attn: James J. Vieceli

or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

15. **Governing Law**. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws

of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

16. **Rights and Obligations Survive Exercise of Warrant.** Unless otherwise provided herein, the rights and obligations of Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

Originally issued the 6th day of May 2009, and amended and restated as of October 22, 2010.

PLATINUM STUDIOS, INC.

By:

Brian Altounian
Chief Operating Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: PLATINUM STUDIOS, INC.
2029 S. Westgate Avenue
Los Angeles CA 90025
Attention: President

1. The undersigned hereby elects to purchase __________ Shares of Platinum Studios, Inc. pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

____
(Name)

____

____
(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

____
(Signature)

____
(Name)

____
(Date)

____
(Title)

EXHIBIT B

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____ the right represented by the attached Warrant to purchase ___________ shares of PLATINUM STUDIOS, INC. to which the attached Warrant relates, and appoints _____________ Attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated: ____________________

____
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:____

____

____

Signed in the presence of:

____

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after

June 3, 2019

AMENDED AND RESTATED

WARRANT TO PURCHASE SHARES

This Warrant is issued to SCOTT ROSENBERG ("**Holder**") by PLATINUM STUDIOS, INC., a California corporation ("**Company**"), in connection with Company's issuance to the holder of this Warrant of two secured Promissory Notes and an Unsecured Promissory Note.

1. **Purchase of Shares**. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of Company (or at such other place as Company shall notify the holder hereof in writing), to purchase from Company up to the number of fully paid and non-assessable Shares (as defined below).

2. **Definitions**.

(a) Exercise Price. The exercise price per Share shall be $0.038 (such price, as adjusted from time to time, is herein referred to as the "**Exercise Price**").

(b) Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the expiration of this Warrant pursuant to Section 13 hereof.

(c) The Shares. The term "**Shares**" shall mean 14,062,500 shares of the common stock of Company ("**Common Stock**").

3. **Method of Exercise**. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a notice of exercise to the Secretary of Company at its principal offices; and

(ii) the payment to Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. **Net Exercise**. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of Company together with notice of such election, in which event Company shall issue to the holder hereof a number of Shares computed using the following formula:

$$X = \frac{Y(A - B)}{A}$$

Where

X -- The number of Shares to be issued to the holder of this Warrant.

Y -- The number of Shares which the holder has elected to purchase by exercising this Warrant.

A -- The fair market value of one share of Common Stock on the date on which this Warrant is exercised.

B -- The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in The Wall Street Journal for the ten (10) trading days immediately preceding the date on which this Warrant is exercised (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that Company could obtain from a willing buyer for Shares sold by Company from authorized but unissued Shares, as such price shall be determined in good faith by Company's Board of Directors.

5. **Certificates for Shares**. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. **Issuance of Shares**. Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. **Adjustment of Exercise Price and Number of Shares**. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Adjustments to Exercise Price for Dilutive Issuances.

(i) **Special Definitions**. For purposes of this Section 7(a), the following definitions shall apply:

(1) "**Additional Shares of Common Stock**" shall mean all shares of Common Stock issued (or, pursuant to Section 7(a)(ii), deemed to be issued) by Company after the date hereof, other than:

(A) shares of Common Stock issued or issuable to officers, directors or employees of, or consultants to, Company pursuant to any stock option plan or agreement or other stock incentive program or agreement approved by the Board of Directors;

(B) shares issuable upon exercise of warrants to purchase shares of Common Stock held by Lender;

(C) shares issued in connection with the acquisition by Company of voting control of, or all or substantially all of the assets of, another business entity if the Holder, in his capacity as a director or shareholder of the Company approves or votes in favor of such transaction; or

(D) shares for which an adjustment is made pursuant to Section 7(a)(v).

(2) "**Options**" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(3) "**Convertible Securities**" shall mean any evidences of indebtedness, shares of Preferred Stock or other securities convertible into or exchangeable for Common Stock.

(ii) **Deemed Issuance of Additional Shares of Common Stock**. In the event Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following provisions shall apply:

(1) The maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2) Except as provided in Sections 7(a)(ii)(3) and 7(a)(ii)(3), no further adjustment in the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(3) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to Company or the

number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (including a change resulting from the anti-dilution provisions of such Options or Convertible Securities), the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that (A) such recomputed Exercise Price shall not exceed the Exercise Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock, and (B) the Exercise Price shall not be increased as a result of any such recomputation otherwise required by this paragraph if such increase would occur after the twelve (12) month anniversary of the date on which the Options or Convertible Securities were initially issued.

(4) Except as provided in Sections 7(a)(ii)(3), upon the expiration of any such Options or Convertible Securities, the Exercise Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

(iii) Adjustment of Exercise Price for Dilutive Issuances. If after the date hereof, the Company sells or issues one or more Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(a)(ii)) (x) for a price-per-share less than the Exercise Price (as adjusted for stock splits, share dividends, recapitalizations and the like) and (y) the sum of the gross consideration received by the Company (or deemed to be received by the Company) after the date hereof for all sales of Additional Shares of Common Stock at a price-per-share less than $0.048 per share (as adjusted for stock splits, share dividends, recapitalizations and the like) is greater than $200,000, then, following the sale or issue of one or more Additional Shares of Common Stock for a price-per-share less than the Exercise Price after the two foregoing conditions have been satisfied, the Exercise Price shall be reduced to the lowest price-per-share price at which any Additional Shares of Common Stock were sold (or deemed to have been sold) by the Company after the date on which such conditions were met.

(iv) Determination of Consideration. For purposes of this Section 7(a), the consideration received by Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) *Cash and Property*. Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by Company before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by Board of Directors in the good faith exercise of its reasonable business judgment; and

(C) in the event Additional Shares of Common Stock are issued together with other securities or other assets of Company for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by Board of Directors in the good faith exercise of its reasonable business judgment.

(2) *Options and Convertible Securities*. The consideration per share received by Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7(a) relating to Options and Convertible Securities shall be equal to:

(x) the total amount, if any, received or receivable by Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, divided by

(y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v) Other Adjustments to Exercise Price.

(1) *Subdivisions, Combinations or Consolidations of Common Stock*. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, reverse stock split or similar event, into a greater or lesser number of shares of Common Stock after the date hereof, the Exercise Price in effect immediately prior to such subdivision, combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(2) *Common Stock Dividends and Distributions*. If, after the date hereof, Company at any time or from time to time issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, the Exercise Price that is then in effect shall be decreased by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend or distribution is not paid in full on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 7(a)(v)(2) to reflect the actual payment of such dividend or distribution.

(3) *Other Distributions*. In case Company shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 7(a)), stock or other securities of other persons, evidences of indebtedness issued by Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of Company convertible into or exchangeable for Common Stock), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, then, in each such case, provision shall be made so that Holder shall be entitled to receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company that they would have received had this Warrant been exercised for Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder.

(4) *Recapitalizations and Reorganizations*. In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 7), or the fixing of any record date for determination of holders of Common Stock affected by such recapitalization or reorganization, provision shall be made so that Holder shall be entitled to receive, upon conversion hereof, the type and number of shares of stock or other securities or property of Company or otherwise that it would have received had this Warrant been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 to the end that the provisions of this Section 7 shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 7, Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based including the consideration received for any Additional Shares of Common Stock issued. Company shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

(c) Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which Holder would otherwise be entitled, Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of Company.

(d) Notices of Record Date. In the event (i) Company shall take a record of the holders of its capital stock for the purpose of entitling them to receive a dividend or other distribution (other than a cash dividend) or to subscribe for or purchase any shares of stock of any class or to receive any other rights, (ii) of any capital reorganization, reclassification or recapitalization (other than a subdivision or combination of its outstanding shares of Common Stock), or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of Company or any deemed liquidation, then, and in any such case, Company shall cause to be mailed to Holder at the address of record of Holder as set forth on Company's books, at least 20 days prior to the earliest date hereinafter specified, a notice stating the material terms of the proposed transaction and the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of capital stock of record shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up. If any material change in the facts set forth in the written notice shall occur, Company shall promptly give written notice of such material change to Holder.

(e) No Impairment. Without obtaining such consent of Holder, Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer or sale of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid, seek to avoid or permit the avoidance of the observance or performance of any of the terms to be observed or performed hereunder by Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder against impairment.

(f) Reservation of Stock Issuable Upon Conversion. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion in full of all principal and accrued interest hereunder, Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

8. **No Fractional Shares or Scrip**. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. **Representations of Company**. Company represents that all corporate actions on the part of Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. **Restrictive Legend.**

The Shares (unless registered under the Securities Act of 1933, as amended, the "**Act**") shall be stamped or imprinted with a legend in substantially the following form:

> THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

11. **Warrants Transferable.** Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.

12. **Rights of Stockholders.** No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13. **Expiration of Warrant; Notice of Certain Events Terminating This Warrant.**

(a) This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., California local time, on June 4, 2019.

(b) Company shall provide at least ten (10) days prior written notice of the expiration of this Warrant.

14. **Notices.** All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other

applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed:

If to Company:

Platinum Studios, Inc.
11400 West Olympic Boulevard, 14th Floor
Los Angeles CA 90064
Attn: Board of Directors

with copy, which shall not constitute notice to Company, to:

Dieterich & Mazarei, LP
11300 W. Olympic Blvd., Suite 800
Los Angeles, California 90064
Attn: Christopher H. Dieterich

If to Holder:

Scott Rosenberg
5523 Villawood Circle
Calabasas CA 91302

with copy, which shall not constitute notice to Holder, to:

Manatt, Phelps & Phillips
11355 West Olympic Boulevard
Los Angeles, California 90064
Attn: James J. Vieceli

or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

15. **Governing Law**. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

16. **Rights and Obligations Survive Exercise of Warrant**. Unless otherwise provided herein, the rights and obligations of Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

Originally issued the 3rd day of June, 2009, and amended and restated as of October 22, 2010.

PLATINUM STUDIOS, INC.

By: ______________________________
Brian Altounian
Chief Operating Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: PLATINUM STUDIOS, INC.
2029 S. Westgate Avenue
Los Angeles CA 90025
Attention: President

1. The undersigned hereby elects to purchase __________ Shares of Platinum Studios, Inc. pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

____
(Name)

____

____
(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

____
(Signature)

____
(Name)

____
(Date)

____
(Title)

EXHIBIT B

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____ the right represented by the attached Warrant to purchase ____________ shares of PLATINUM STUDIOS, INC. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated: ____________________

____
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address: ____

____

____

Signed in the presence of:

____

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after

October 22, 2020

WARRANT TO PURCHASE SHARES

This Warrant is issued to SCOTT ROSENBERG **(Holder)** by PLATINUM STUDIOS, INC.,a California corporation ("**Company**"), in connection with Company's issuance to the holder of this Warrant of two secured Promissory Notes and an Unsecured Promissory Note.

1. **Purchase of Shares.** Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of Company (or at such other place as Company shall notify the holder hereof in writing), to purchase from Company up to the number of fully paid and non-assessable Shares (as defined below).

2. **Definitions.**

a. Exercise Price. The exercise price per Share shall be $0.11 (such price, as adjusted from time to time, is herein referred to as the "**Exercise Price**").

b. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the expiration of this Warrant pursuant to Section 13 hereof.

c. The Shares. The term "**Shares**" shall mean forty million (40,000,000) shares of the common stock of Company ("**Common Stock**").

3. **Method of Exercise.** While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

a. the surrender of the Warrant, together with a notice of exercise to the Secretary of Company at its principal offices; and

b. the payment to Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. **Net Exercise.** In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of Company together with notice of such election, in which event Company shall issue to the holder hereof a number of Shares computed using the following formula:

$$X = \frac{Y(A - B)}{A}$$

Where

X -- The number of Shares to be issued to the holder of this Warrant.

Y -- The number of Shares which the holder has elected to purchase by exercising this Warrant.

A -- The fair market value of one share of Common Stock on the date on which this Warrant is exercised.

B -- The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in The Wall Street Journal for the ten (10) trading days immediately preceding the date on which this Warrant is exercised (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that Company could obtain from a willing buyer for Shares sold by Company from authorized but unissued Shares, as such price shall be determined in good faith by Company's Board of Directors.

5. **Certificates for Shares.** Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. **Issuance of Shares.** Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. **Adjustment of Exercise Price and Number of Shares.** The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

a. Adjustments to Exercise Price for Dilutive Issuances.

(i) **Special Definitions.** For purposes of this Section 7(a), the following definitions shall apply:

(1) **Additional Shares of Common Stock"** shall mean all shares of Common Stock issued (or, pursuant to Section 7(a)(ii), deemed to be issued) by Company after the date hereof, other than:

(i) shares of Common Stock issued or issuable to officers, directors or employees of Company for work performed as an employee with at least six month's full-time tenure, pursuant to any stock option plan or other stock incentive program approved by the Board of Directors;

(ii) shares issuable upon exercise of warrants to purchase shares of Common Stock held by Lender;

(iii) shares issued in connection with the acquisition by Company of voting control of, or all or substantially all of the assets of, another business entity if the Holder, in his capacity as a director or shareholder of the Company approves or votes in favor of such transaction; or

(iv) shares for which an adjustment is made pursuant to Section 7(a)(v).

(2) **"Options"** shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(3) **"Convertible Securities"** shall mean any evidences of indebtedness, shares of Preferred Stock or other securities convertible into or exchangeable for Common Stock.

(ii) **Deemed Issuance of Additional Shares of Common Stock.** In the event Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following provisions shall apply:

(1) The maximum number of shares (as set forth in the instrument relating

thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2) Except as provided in Sections 7(a)(ii)(3) and 7(a)(ii)(4), no further adjustment in the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(3) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to Company or the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (including a change resulting from the anti-dilution provisions of such Options or Convertible Securities), the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that (A) such re-computed Exercise Price shall not exceed the Exercise Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock, and (B) the Exercise Price shall not be increased as a result of any such re-computation otherwise required by this paragraph if such increase would occur after the twelve (12) month anniversary of the date on which the Options or Convertible Securities were initially issued.

(4) Except as provided in Sections 7(a)(ii)(3), upon the expiration of any such Options or Convertible Securities, the Exercise Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be re-computed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

(iii) Adjustment of Exercise Price for Dilutive Issuances. If after the date hereof, the Company sells or issues one or more Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(a)(ii)) (x) for a price-per-share less than the Exercise Price in effect immediately prior to such issuance and (y) the sum of the gross

consideration received by the Company (or deemed to be received by the Company) for all sales of Additional Shares of Common Stock at a price-per-share less than the Exercise Price in effect on the date of such sale is greater than $200,000, then the Exercise Price shall be reduced to a price equal to the lowest price-per-share price at which any Additional Shares of Common Stock was sold (or deemed to have been sold) by the Company after the date hereof.

(iv) Determination of Consideration. For purposes of this Section 7(a), the consideration received by Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) *Cash and Property*. Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by Company before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by Board of Directors in the good faith exercise of its reasonable business judgment; and

(C) in the event Additional Shares of Common Stock are issued together with other securities or other assets of Company for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by Board of Directors in the good faith exercise of its reasonable business judgment.

(2) *Options and Convertible Securities.* The consideration per share received by Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7(a) relating to Options and Convertible Securities shall be equal to:

(x) the total amount, if any, received or receivable by Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, divided by

(y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a

subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v) Other Adjustments to Exercise Price.

(1) *Subdivisions, Combinations or Consolidations of Common Stock.* In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, reverse stock split or similar event, into a greater or lesser number of shares of Common Stock after the date hereof, the Exercise Price in effect immediately prior to such subdivision, combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(2) *Common Stock Dividends and Distributions.* If, after the date hereof, Company at any time or from time to time issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, the Exercise Price that is then in effect shall be decreased by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend or distribution is not paid in full on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 7(a)(v)(2) to reflect the actual payment of such dividend or distribution.

(3) *Other Distributions.* In case Company shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 7(a)), stock or other securities of other persons, evidences of indebtedness issued by Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of Company convertible into or exchangeable for Common Stock), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, then, in each such case, provision shall be made so that Holder shall be entitled to receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company that they would have received had this Warrant been exercised for Common Stock on the date

of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder.

(4) *Recapitalizations and Reorganizations.* In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 7), or the fixing of any record date for determination of holders of Common Stock affected by such recapitalization or reorganization, provision shall be made so that Holder shall be entitled to receive, upon conversion hereof, the type and number of shares of stock or other securities or property of Company or otherwise that it would have received had this Warrant been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 to the end that the provisions of this Section 7 shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 7, Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based including the consideration received for any Additional Shares of Common Stock issued. Company shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

(c) Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which Holder would otherwise be entitled, Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of Company.

(d) Notices of Record Date. In the event (i) Company shall take a record of the holders of its capital stock for the purpose of entitling them to receive a dividend or other distribution (other than a cash dividend) or to subscribe for or purchase any shares of stock of any class or to receive any other rights, (ii) of any capital reorganization, reclassification or recapitalization (other than a

subdivision or combination of its outstanding shares of Common Stock), or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of Company or any deemed liquidation, then, and in any such case, Company shall cause to be mailed to Holder at the address of record of Holder as set forth on Company's books, at least 20 days prior to the earliest date hereinafter specified, a notice stating the material terms of the proposed transaction and the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of capital stock of record shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up. If any material change in the facts set forth in the written notice shall occur, Company shall promptly give written notice of such material change to Holder.

(e) No Impairment. Without obtaining such consent of Holder, Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer or sale of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid, seek to avoid or permit the avoidance of the observance or performance of any of the terms to be observed or performed hereunder by Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder against impairment.

(f) Reservation of Stock Issuable Upon Conversion. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion in full of all principal and accrued interest hereunder, Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

8. **No Fractional Shares or Scrip**. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. **Representations of Company.** Company represents that all corporate actions on the part of Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. **Restrictive Legend.**

The Shares (unless registered under the Securities Act of 1933, as amended, the "**Act**") shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

11. **Warrants Transferable.** Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.

12. **Rights of Stockholders**. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13. **Expiration of Warrant; Notice of Certain Events Terminating This Warrant.** This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., California local time, on October 22, 2020.

14. **Notices.** All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed:

If to Company:

Platinum Studios, Inc.
2029 S. Westgate Ave.
Los Angeles CA 90025
Attn: Board of Directors

with copy, which shall not constitute notice to Company, to:

Dieterich & Mazarei, LP
11835 W. Olympic Blvd., Suite 1235
Los Angeles, California 90064
Attn: Christopher H. Dieterich

If to Holder:

Scott Rosenberg
5523 Villawood Circle
Calabasas CA 91302

with copy, which shall not constitute notice to Holder, to:

Manatt, Phelps & Phillips
11355 West Olympic Boulevard
Los Angeles, California 90064
Attn: James J. Vieceli

or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

15. **Governing Law.** This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

16. **Rights and Obligations Survive Exercise of Warrant.** Unless otherwise provided herein, the rights and obligations of Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

EXHIBIT A

NOTICE OF EXERCISE

TO: PLATINUM STUDIOS, INC.
2029 S. Westgate Avenue
Los Angeles CA 90025
Attention: President

1. The undersigned hereby elects to purchase _____________ Shares of Platinum Studios common stock pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

____
(Name)

____
(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

____
(Signature)

____
(Name)

____

EXHIBIT B

FORM OF TRANSFER

(*To be signed only upon transfer of Warrant*)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by the attached Warrant to purchase shares of common stock of PLATINUM STUDIOS, INC. to which the attached Warrant relates, and appoints ________________________ Attorney to transfer such right on the books of __________________, with full power of substitution in the premises.

Dated: ____________________________

____

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address: ___________________________

____

____

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after

October 22, 2020

WARRANT TO PURCHASE SHARES

This Warrant is issued to SCOTT ROSENBERG ("**Holder**") by PLATINUM STUDIOS, INC., a California corporation ("**Company**"), in connection with Company's issuance to the holder of this Warrant of two secured Promissory Notes and an Unsecured Promissory Note.

1. **Purchase of Shares**. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of Company (or at such other place as Company shall notify the holder hereof in writing), to purchase from Company up to the number of fully paid and non-assessable Shares (as defined below).

2. **Definitions.**

a. Exercise Price. The exercise price per Share shall be $0.11 (such price, as adjusted from time to time, is herein referred to as the "**Exercise Price**").

b. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the expiration of this Warrant pursuant to Section 13 hereof.

c. The Shares. The term "**Shares**" shall mean the number of shares of the common stock of Company equal to the quotient of $3,750,000 and the Exercise Price ("**Common Stock**").

3 **Method of Exercise**. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

a. the surrender of the Warrant, together with a notice of exercise to the Secretary of Company at its principal offices; and

b. the payment to Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Net Exercise. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of Company together with notice of such election, in which event Company shall issue to the holder hereof a number of Shares computed using the following formula:

$$X = \frac{Y(A - B)}{A}$$

Where

X -- The number of Shares to be issued to the holder of this Warrant.

Y -- The number of Shares which the holder has elected to purchase by exercising this Warrant.

A -- The fair market value of one share of Common Stock on the date on which this Warrant is exercised.

B -- The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in The Wall Street Journal for the ten (10) trading days immediately preceding the date on which this Warrant is exercised (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that Company could obtain from a willing buyer for Shares sold by Company from authorized but unissued Shares, as such price shall be determined in good faith by Company's Board of Directors.

5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. Issuance of Shares. Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

a. Adjustments to Exercise Price for Dilutive Issuances.

(i) **Special Definitions**. For purposes of this Section 7(a), the following definitions shall apply:

(1) "**Additional Shares of Common Stock**" shall mean all shares of Common Stock issued (or, pursuant to Section 7(a)(ii), deemed to be issued) by Company after the date hereof, other than:

(i) shares of Common Stock issued or issuable to officers, directors or employees of Company for work performed as an employee with at least six month's full-time tenure, pursuant to any stock option plan or other stock incentive program approved by the Board of Directors;

(ii) shares issuable upon exercise of warrants to purchase shares of Common Stock held by Lender;

(iii) shares issued in connection with the acquisition by Company of voting control of, or all or substantially all of the assets of, another business entity if the Holder, in his capacity as a director or shareholder of the Company approves or votes in favor of such transaction; or

(iv) shares for which an adjustment is made pursuant to Section 7(a)(v).

(2) "**Options**" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(3) "**Convertible Securities**" shall mean any evidences of indebtedness, shares of Preferred Stock or other securities convertible into or exchangeable for Common Stock.

(ii) **Deemed Issuance of Additional Shares of Common Stock**. In the event Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following provisions shall apply:

(1) The maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2) Except as provided in Sections 7(a)(ii)(3) and 7(a)(ii)(4), no further adjustment in the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(3) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to Company or the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (including a change resulting from the anti-dilution provisions of such Options or Convertible Securities), the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that (A) such re-computed Exercise Price shall not exceed the Exercise Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock, and (B) the Exercise Price shall not be increased as a result of any such re-computation otherwise required by this paragraph if such increase would occur after the twelve (12) month anniversary of the date on which the Options or Convertible Securities were initially issued.

(4) Except as provided in Sections 7(a)(ii)(3), upon the expiration of any such Options or Convertible Securities, the Exercise Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be re-computed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

(iii) Adjustment of Exercise Price for Dilutive Issuances. If after the date hereof, the Company sells or issues one or more Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(a)(ii)) (x) for a price-per-share less than the Exercise Price in effect immediately prior to such issuance and (y) the sum of the gross consideration received by the Company (or deemed to be received by the Company) for all sales of Additional Shares of Common Stock at a price-per-share less than the Exercise Price in effect on the date of such sale is greater than $200,000, then the Exercise Price shall be reduced to a price equal to the lowest price-per-share price at which any Additional Shares of Common Stock was sold (or deemed to have been sold) by the Company after the date hereof.

(iv) Determination of Consideration. For purposes of this Section 7(a), the consideration received by Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) *Cash and Property*. Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by Company before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by Board of Directors in the good faith exercise of its reasonable business judgment; and

(C) in the event Additional Shares of Common Stock are issued together with other securities or other assets of Company for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by Board of Directors in the good faith exercise of its reasonable business judgment.

(2) *Options and Convertible Securities*. The consideration per share received by Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7(a) relating to Options and Convertible Securities shall be equal to:

(x) the total amount, if any, received or receivable by Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, divided by

(y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v) Other Adjustments to Exercise Price.

(1) *Subdivisions, Combinations or Consolidations of Common Stock*. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, reverse stock split or similar event, into a greater or lesser number of shares of Common Stock after the date hereof, the Exercise Price in effect immediately prior to such subdivision,

combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(2) *Common Stock Dividends and Distributions*. If, after the date hereof, Company at any time or from time to time issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, the Exercise Price that is then in effect shall be decreased by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend or distribution is not paid in full on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 7(a)(v)(2) to reflect the actual payment of such dividend or distribution.

(3) *Other Distributions*. In case Company shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 7(a)), stock or other securities of other persons, evidences of indebtedness issued by Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of Company convertible into or exchangeable for Common Stock), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, then, in each such case, provision shall be made so that Holder shall be entitled to receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company that they would have received had this Warrant been exercised for Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder.

(4) *Recapitalizations and Reorganizations*. In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 7), or the fixing of any record date for determination of holders of Common Stock affected by

such recapitalization or reorganization, provision shall be made so that Holder shall be entitled to receive, upon conversion hereof, the type and number of shares of stock or other securities or property of Company or otherwise that it would have received had this Warrant been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 to the end that the provisions of this Section 7 shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 7, Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based including the consideration received for any Additional Shares of Common Stock issued. Company shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

(c) Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which Holder would otherwise be entitled, Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of Company.

(d) Notices of Record Date. In the event (i) Company shall take a record of the holders of its capital stock for the purpose of entitling them to receive a dividend or other distribution (other than a cash dividend) or to subscribe for or purchase any shares of stock of any class or to receive any other rights, (ii) of any capital reorganization, reclassification or recapitalization (other than a subdivision or combination of its outstanding shares of Common Stock), or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of Company or any deemed liquidation, then, and in any such case, Company shall cause to be mailed to Holder at the address of record of Holder as set forth on Company's books, at least 20 days prior to the earliest date hereinafter specified, a notice stating the material terms of the proposed transaction and the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of capital stock of record shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up. If any material change in the facts set forth in the written notice shall occur, Company shall promptly give written notice of such material change to Holder.

(e) No Impairment. Without obtaining such consent of Holder, Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer or sale of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid, seek to avoid or permit the avoidance of the observance or performance of any of the terms to be observed or performed hereunder by Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder against impairment.

(f) Reservation of Stock Issuable Upon Conversion. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion in full of all principal and accrued interest hereunder, Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

8. **No Fractional Shares or Scrip**. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. **Representations of Company**. Company represents that all corporate actions on the part of Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. **Restrictive Legend**.

The Shares (unless registered under the Securities Act of 1933, as amended, the "**Act**") shall be stamped or imprinted with a legend in substantially the following form:

> THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

11. **Warrants Transferable**. Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.

12. **Rights of Stockholders**. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13. **Expiration of Warrant; Notice of Certain Events Terminating This Warrant**. This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., California local time, on October 22, 2020.

14. **Notices**. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed:

If to Company:

Platinum Studios, Inc.
2029 S. Westgate Ave.
Los Angeles CA 90025
Attn: Board of Directors

with copy, which shall not constitute notice to Company, to:

Dieterich & Mazarei, LP
11835 W. Olympic Blvd., Suite 1235
Los Angeles, California 90064
Attn: Christopher H. Dieterich

If to Holder:

Scott Rosenberg
5523 Villawood Circle

Calabasas CA 91302

with copy, which shall not constitute notice to Holder, to:

Manatt, Phelps & Phillips
11355 West Olympic Boulevard
Los Angeles, California 90064
Attn: James J. Vieceli

or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

15. **Governing Law**. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

16. **Rights and Obligations Survive Exercise of Warrant**. Unless otherwise provided herein, the rights and obligations of Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

PLATINUM STUDIOS, INC.

By:
Brian Altounian
Chief Operating Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: PLATINUM STUDIOS, INC.
2029 S. Westgate Avenue
Los Angeles CA 90025
Attention: President

1. The undersigned hereby elects to purchase __________ Shares of Platinum Studios common stock pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

____
(Name)

____

____
(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

____
(Signature)

____
(Name)

____
(Date)

____
(Title)

EXHIBIT B

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____ the right represented by the attached Warrant to purchase ____________ shares of common stock of PLATINUM STUDIOS, INC. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated: ____________________

____
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address: __________________________

____

____

Signed in the presence of:

____